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                                                                     EXHIBIT 4.1

                  [LOGO OF EAGLE AND U.S. FLAG APPEARS HERE]



[CERTIFICATE NUMBER                                      [NUMBER OF SHARES
     APPEARS HERE]                                            APPEARS HERE]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                               GLOBALSCAPE, INC.
  The Corporation is authorized to issue 15,000,000 Common Shares - Par Value
                                  $0.001each


THIS CERTIFIES THAT ____________________________________________________ is the
registered holder of _______________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation .

Dated _________________


                      [SEAL OF THE COMPANY APPEARS HERE]



-----------------------------            ------------------------------------
Secretary                                President

_____________________________[Back of Certificate]___________________________


For value received the undersigned hereby sells[], assigns and transfers unto ________________ __________________________________ Shares represented by the within certificate, and hereby irrevocably constitutes and appoints _______________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________
In the presence of                   ________________________________________
_______________________________


     THE TRANSFER AND RIGHTS OF SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS AND CONDITIONS AS SET FORTH IN THE BYLAWS OF THE CORPORATION, DATED AS OF MAY 8, 2000. A COPY OF THE BYLAWS WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST BY SUCH HOLDER TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

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NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.